Exhibit 10.1

SWEETGREEN, INC.

AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT

This Amended and Restated Stockholders’ Agreement (this “Agreement”) is made and entered into as of September 3, 2021 (the “Effective Date”), by and among Sweetgreen, Inc., a Delaware corporation (the “Company”), the holders of the Company’s Preferred Stock (the “Preferred Stock”) and/or Common Stock (as defined below) set forth on Exhibit A hereto (the “Investors”), those holders of Common Stock set forth on Exhibit B hereto (the “Common Holders”) and those holders of Class S Stock (as defined below) or any shares of Common Stock issued upon conversion of the Class S Stock set forth on Exhibit C hereto (the “Class S Holders” and together with the Investors and the Common Holders, the “Stockholders”).

RECITALS

A. The Company and certain of the Stockholders (the “Existing Stockholders”) are parties to that certain Amended and Restated Stockholders’ Agreement dated as of January 21, 2021 (as amended, the “Prior Agreement”).

B. The Company has entered into an Agreement and Plan of Reorganization, dated as of August 20, 2021, by and among the Company and the additional parties thereto (the “Merger Agreement”), related to the acquisition of Spyce Food Co. (“Spyce”) by the Company, pursuant to which the holders of capital stock of Spyce will become stockholders of the Company.

C. The obligations of the parties to the Merger Agreement are conditioned upon the execution and delivery of this Agreement, and the Company and the undersigned Existing Stockholders desire to enter into this Agreement, which amends and restates the Prior Agreement in its entirety.

Therefore, the parties agree as follows:

1. Definitions.

1.1 “Affiliate” means, (a) with respect to any specified individual or entity, any other individual or entity who or that, directly or indirectly, controls, is controlled by, or is under common control with such specified individual or entity, including without limitation any general or limited partner, officer, director, manager or employee of such entity and any venture capital fund now or hereafter existing that is controlled by or under common control with one or more general partners or managing members of, or shares the same management company with, such individual or entity, (b) with respect to a Fidelity Investor (as defined below), any investment company registered under the Investment Company Act of 1940 advised or sub-advised by Fidelity (as defined below) or any affiliated investment advisor of Fidelity, one or more mutual fund, pension fund, pooled investment vehicle or institutional client advised or sub-advised by Fidelity or any affiliated investment advisor of Fidelity, (c) with respect to a T. Rowe Price Investor (as defined below), any investment company registered under the Investment Company Act of 1940 advised or sub-advised by T. Rowe Price (as defined below) or any affiliated investment advisor of T. Rowe Price, one or more mutual fund, pension fund, pooled investment vehicle or institutional client advised or sub-advised by T. Rowe Price or any affiliated investment advisor of T. Rowe Price, (d) with respect to D1 (as defined below), any investment company registered under the Investment Company Act of 1940 advised or sub-advised by D1 or any affiliated investment advisor of D1, one or more investment vehicle, investment fund, account or institutional client directly or indirectly advised or sub-advised by D1 or any Affiliate of D1 and (e) with respect to Lone Pine (as defined below), any investment company registered under the Investment Company Act of 1940 advised or sub-advised by Lone Pine or any affiliated investment advisor of Lone Pine, one or more investment vehicle, investment fund, account or institutional client directly or indirectly advised or sub-advised by Lone Pine or any Affiliate of Lone Pine.

1.2 “Board of Directors” means the Board of Directors of the Company.

1.3 “Class S Stock” means the Class S Stock, $0.001 par value, of the Company.

1.4 “Common Stock” means the Common Stock, $0.001 par value, of the Company.

1.5 “D1” means D1 Master Holdco I LLC and any Affiliate thereof that is an Investor.

1.6 “Durable” means Durable Capital Master Fund LP and any Affiliate thereof that is an Investor.

1.7 “Equity Securities” means (i) Common Stock, (ii) rights, options or warrants to purchase Common Stock, (iii) any security, shares, interests, participations, other equity interests of any kind or other equivalents (however designated) of capital stock of the Company, and any warrants, options, rights to purchase any of the foregoing or (iv) any security convertible into or exchangeable for any of the foregoing.

1.8 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

1.9 “Fidelity” means Fidelity Management & Research Company, and any successor or affiliated registered investment advisor to the Fidelity Investors.

1.10 “Fidelity Investor” means any Investor that is advised or sub-advised by Fidelity. For the sake of clarity, as of the date hereof, the Fidelity Investors are indicated on Exhibit A hereto.

1.11 “Founder Holder” means each of the Jammet Founder Holder, Neman Founder Holder and Ru Founder Holder.

1.12 “Founders” means Nicolas Jammet, Jonathan Neman and Nathaniel Ru.

1.13 “Holder” means any Investor that holds Registrable Securities or securities convertible into Registrable Securities or any assignee of record of such Registrable Securities to whom rights under Section 2 have been duly assigned in accordance with Section 2.11 hereof.

1.14 “IPO” means the Company’s first firmly underwritten public offering of its Common Stock pursuant to a registration statement filed with, and declared effective by, the SEC under the Securities Act.

1.15 “Jammet Founder Holder” means (a) Mr. Jammet, (b) Mr. Jammet’s spouse, lineal descendant or antecedent, father, mother, brother, sister, adopted child or adopted grandchild; (c) the spouse of Mr. Jammet’s child, adopted child, grandchild or adopted grandchild; (d) a trust for the exclusive benefit of Mr. Jammet or Mr. Jammet’s family members as described in this Section 1.15 (including, without limitation, the Nicolas H. Jammet 2014 GRAT and the Nicolas Jammet Revocable Trust U/T/A dated October 7, 2016); and (e) an Affiliate of Mr. Jammet.

1.16 “Lone Pine” means Lone Spruce, L.P., Lone Cypress, Ltd., Lone Cascade, L.P., Lone Sierra, L.P. and Lone Monterey Master Fund, Ltd., and any Affiliate thereof that is an Investor.

1.17 “Major Holder” means (a) each Fidelity Investor, (b) each T. Rowe Price Investor, (c) D1, (d) Lone Pine, (e) Durable and (f) each other Stockholder that holds at least 2,500,000 shares of the Company’s capital stock.

1.18 “Neman Founder Holder” means (a) Mr. Neman, (b) Mr. Neman’s spouse, lineal descendant or antecedent, father, mother, brother, sister, adopted child or adopted grandchild; (c) the spouse of Mr. Neman’s child, adopted child, grandchild or adopted grandchild; (d) a trust for the exclusive benefit of Mr. Neman or Mr. Neman’s family members as described in this Section 1.18 (including, without limitation, the Jonathan Neman 2014 GRAT and the Jonathan Neman Revocable Trust U/T/A dated October 7, 2016); and (e) an Affiliate of Mr. Neman.

1.19 “Permitted Indebtedness” means (a) indebtedness with an aggregate principal amount of up to $40,000,000 incurred pursuant to secured loan facilities of the Company and any extensions, refinancings, modifications, amendments and restatements thereof, provided that such loan facilities are approved by the Board of Directors and the principal amount thereof is not increased above $40,000,000, (b) guarantees of the obligations of any wholly-owned subsidiary of the Company provided to landlords or sublessors in connection with real estate leases, (c) obligations under letters of credit in an aggregate outstanding amount of up to $2,000,000 in connection with real estate leases and (d) obligations under equipment leases (not to exceed $150,000 with respect to any individual equipment lease or $1,000,000 in the aggregate unless otherwise contemplated in the annual operating budget approved by the Board of Directors).

1.20 “Register,” “registered” and “registration” refer to a registration effected by the preparation and filing of a registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement.

1.21 “Registrable Securities” means: (i) any shares of Common Stock issued or issuable upon conversion of the shares of Preferred Stock, (ii) any shares of Common Stock held by Lone Pine, D1 or Radcliff SG I LLC, and (iii) any shares of Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, in exchange for, or in replacement of, such shares of Common Stock described in clauses (i) and (ii) above; provided, however, that particular shares of any of the foregoing shall cease to be Registrable Securities once they have been sold in any public offering or transferred by the Holder in a transaction in which its rights under this Agreement are not assigned in accordance with the provisions of this Agreement.

1.22 “Registrable Securities then outstanding” means the number of shares of Common Stock which are Registrable Securities and (i) are then issued and outstanding or (ii) are then issuable pursuant to the exercise or conversion of options, warrants or convertible securities.

1.23 “Restated Charter” means the Amended and Restated Certificate of Incorporation of the Company, as amended from time to time.

1.24 “Restricted Debt” means (a) indebtedness for borrowed money of any type, or any other indebtedness evidenced by notes, debentures, bonds or other similar instruments; (b) any obligations for the deferred purchase price of property or services; (c) any obligations under any interest rate or currency swap transaction, cap, collar or other hedging arrangements (whether interest rate or otherwise) (valued at the termination cost thereof); (d) any obligations for the reimbursement of any obligor on any letter of credit; (e) any obligations to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property which obligation has been, or is required to be, classified and accounted for as a capital lease on a balance sheet prepared in accordance with GAAP (as defined below); (f) any obligations created or arising under any conditional sale or other title retention agreement with respect to acquired property; (g) any obligations with respect to any factoring programs; and (h) any guarantee, direct or indirect, of any indebtedness or other obligations of any third party of the type specified in any of the foregoing clauses; provided, that trade accounts payable arising in the ordinary course of business shall not constitute Restricted Debt.

1.25 “Ru Founder Holder” means (a) Mr. Ru, (b) Mr. Ru’s spouse, lineal descendant or antecedent, father, mother, brother, sister, adopted child or adopted grandchild; (c) the spouse of Mr. Ru’s child, adopted child, grandchild or adopted grandchild; (d) a trust for the exclusive benefit of Mr. Ru or Mr. Ru’s family members as described in this Section 1.25 (including, without limitation, the Nathaniel Espinoza Ru 2014 GRAT and the Nathaniel Ru Revocable Trust U/T/A dated October 7, 2016); and (e) an Affiliate of Mr. Ru.

1.26 “SEC” means the United States Securities and Exchange Commission.

1.27 “Securities Act” means the Securities Act of 1933, as amended.

1.28 “T. Rowe Price” means T. Rowe Price Associates, Inc. and any successor or affiliated registered investment advisor to the T. Rowe Price Investors.

1.29 “T. Rowe Price Investor” means any Investor that is an advisory client of T. Rowe Price with respect to its ownership interest in the Company. For the sake of clarity, as of the date hereof, the T. Rowe Price Investors are indicated on Exhibit A hereto.

2. Registration Rights.

2.1 Demand Registration.

(a) Request by Holders. If the Company shall receive, at any time after six months following the effective date of the IPO, a written request from Holders of a majority of the Registrable Securities then outstanding (“Initiating Holders”) that the Company file a registration statement under the Securities Act covering the registration of at least forty percent (40%) of the Registrable Securities then outstanding or such lesser amount as would have an anticipated aggregate public offering price of not less than $15,000,000, then the Company shall, within ten (10) business days of the receipt of such written request, give written notice of such request (“Demand Notice”) to all Holders and, as soon as practicable, file a registration statement under the Securities Act covering all Registrable Securities that the Initiating Holders requested to be registered and any additional Registrable Securities requested to be included in such registration by any other Holders, as specified by notice given by each such Holder to the Company within 20 days of the date a Demand Notice is given, and in each case, subject to the limitations of this Section 2.

(b) Underwriting. If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, then they shall so advise the Company as a part of their request made pursuant to Section 2.1(a) and the Company shall include such information in the Demand Notice. In such event, the right of any Holder to include such Holder’s Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. The underwriters will be selected by the Company and shall be reasonably acceptable to a majority in interest of the Registrable Securities held by the Initiating Holders. All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the managing underwriter or underwriters selected for such underwriting. Notwithstanding any other provision of this Section 2.1, if the managing underwriters advise the Company in writing that marketing factors require a limitation of the number of securities to be underwritten, then the Company shall so advise all Holders of Registrable Securities that would otherwise be registered and underwritten pursuant hereto, and the number of Registrable Securities that may be included in the underwriting shall be reduced as required by the underwriters and allocated among the Holders on a pro rata basis according to the number of Registrable Securities held by each Holder requesting registration; provided, however, (i) that the number of shares of Registrable Securities to be included in such underwriting and registration shall not be reduced unless all other securities of the Company are first entirely excluded from the underwriting and registration and (ii) that the number of shares of Registrable Securities of the Initiating Holders to be included in such underwriting and registration shall not be reduced unless all Registrable Securities of all Holders other than the Initiating Holders are first entirely excluded from the underwriting and registration. Any Registrable Securities excluded and withdrawn from such underwriting shall be withdrawn from the registration.

(c) Exceptions to Registration Obligations. The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to this Section 2.1: (i) during the period starting with the date 60 days prior to the Company’s good faith estimate of the date of filing of, and ending on the date that is 180 days after the effective date of, a Company-initiated underwritten public offering, provided that the Company is actively employing in good faith commercially reasonable efforts to cause such registration statement to become effective; (ii) after the Company has effected two such registrations (one of which shall have an aggregate offering price of not less than $15,000,000 and the other of which shall have an aggregate offering price of not less than $30,000,000) or (iii) if the Initiating Holders propose to dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Section 2.3. A registration shall not be counted as “effected” for purposes of this Section 2.1 until such time as the applicable registration statement has been declared effective by the SEC, unless the Initiating Holders withdraw their request for such registration.

(d) Deferral of Registration. Notwithstanding the foregoing, if the Company shall furnish to Holders requesting registration pursuant to this Section 2.1 a certificate signed by the President or Chief Executive Officer of the Company stating that, in the good faith judgment of the Board of Directors, it would be materially detrimental to the Company and its stockholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, then the Company shall have the right to defer such filing for a period of not more than 120 days following receipt of the request of the Initiating Holders; provided, however, that the Company may not utilize this right more than once in any 12-month period.

(e) Other Company Shares. If the managing underwriters have not limited the Registrable Securities to be underwritten, the Company may include securities for its own account or for the account of others in such registration if the managing underwriters so agree and if the number of Registrable Securities which would otherwise have been included in such registration and underwriting will not thereby be limited.

2.2 Company Registration.

(a) Notice to Holders. If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than the Holders) any of its stock in connection with the public offering of such stock (other than a registration relating solely to the issuance of securities by the Company pursuant to a stock option, stock purchase or similar benefit plan or an SEC Rule 145 transaction, or a registration in which the only stock being registered is stock issuable upon conversion of debt securities that are also being registered), the Company shall promptly give each Holder written notice of such registration. Upon the request of each Holder given within twenty (20) days after such notice is given by the Company, the Company shall, subject to the provisions of Section 2.2(c), use all reasonable efforts to cause to be registered all of the Registrable Securities that each such Holder has requested to be included in such registration.

(b) Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2.2 before the effective date of such registration, whether or not any Holder has elected to include Registrable Securities in such registration. The expenses of such withdrawn registration shall be borne by the Company in accordance with Section 2.6.

(c) Underwriting. If a registration of which the Company gives notice under this Section 2.2 is for an underwritten offering, then the Company shall so advise the Holders. In such event, the right of any Holder to include such Holder’s Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the managing underwriters selected for such underwriting. Notwithstanding any other provision of this Agreement, if the managing underwriters advise the Company in writing that marketing factors require a limitation of the number of securities to be underwritten, then the managing underwriters may exclude shares (including Registrable Securities) from the registration and the underwriting, and the number of shares that may be included in the registration and the underwriting shall be allocated, first, to the Company, and second, to each of the Holders requesting inclusion of their Registrable Securities in such registration statement on a pro rata basis based on the total number of Registrable Securities then held by each such Holder; provided, however, that no such reduction shall reduce the amount of securities of the selling Holders included in the registration below 20% of the total amount of securities included in such registration, unless such offering is the initial public offering, in which event all Registrable Securities may be excluded. In no event will shares of any other selling stockholder be included in such registration which would reduce the number of shares that may be included by selling Holders without the written consent of not less than a majority in interest of the Registrable Securities held by the selling Holders. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the managing underwriters. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration. For any Holder that is a partnership, limited liability company or corporation, the partners or members, retired partners or members or shareholders of such Holder, the estates and immediate family members of any of the foregoing persons and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single Holder, and any pro rata reduction with respect to such Holder shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such Holder.

2.3 Form S-3 Registration. If the Company shall receive, at any time after six months following the effective date of the IPO, from Initiating Holders a written request or requests that the Company effect a registration on Form S-3 or a successor form and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Initiating Holders, then the Company shall:

(a) promptly give written notice of the proposed registration and the Initiating Holders’ request therefor, and any related qualification or compliance, to all other Holders of Registrable Securities (the “S-3 Notice”); and

(b) as soon as practicable, use its best efforts to effect such registration as would permit or facilitate the sale and distribution of all or such portion of such Initiating Holders’ Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holders joining in such request as are specified in a request given to the Company within fifteen (15) days after the S-3 Notice is given; provided, however, that the Company shall not be obligated to effect any such registration pursuant to this Section 2.3:

(i) if Form S-3 is not then available for such offering by the Holders;

(ii) if the Holders, together with the holders of any other securities of the Company entitled to and requesting inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public of less than $10,000,000;

(iii) if the Company furnishes to the Holders a certificate signed by the President or Chief Executive Officer of the Company stating that, in the good-faith judgment of the Board, it would be materially detrimental to the Company and its stockholders for such registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than 120 days after receipt of the request of the Initiating Holders under this Section 2.3; provided, however, that the Company shall not invoke this right more than once in any twelve (12) month period;

(iv) if within thirty (30) days of receipt of a written request from any Holder or Holders pursuant to this Section 2.3, the Company gives notice to such Holder or Holders of the Company’s intention to make a public offering within ninety (90) days (other than a registration relating solely to the issuance of securities by the Company pursuant to a stock option, stock purchase or similar benefit plan or an SEC Rule 145 transaction, or a registration in which the only stock being registered is stock issuable upon conversion of debt securities that are also being registered);

(v) if the Company has, within the twelve (12) month period preceding the date of such request, already effected two (2) registrations pursuant to this Section 2.3 or Section 2.1; or

(vi) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

(c) Registrations effected pursuant to this Section 2.3 shall not be counted as demands for registration effected pursuant to Section 2.1.

(d) If the registration is for an underwritten offering, the provisions of Section 2.1(b) hereof shall apply to such registration.

2.4 Obligations of the Company. Whenever required under this Section 2 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

(a) prepare and file with the SEC a registration statement with respect to such Registrable Securities and use commercially reasonable efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to one hundred eighty (180) days or until the Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs;

(b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

(c) furnish to the selling Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of the Registrable Securities owned by them that are included in such registration;

(d) use reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such states or other jurisdictions as shall be reasonably requested by the selling Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

(e) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriters of such offering (it being understood and agreed that, as a condition to the Company’s obligations under this clause (e), each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement);

(f) notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

(g) in the event of an underwritten public offering, use all reasonable efforts to furnish, at the request of the managing underwriters, on the date that such Registrable Securities are delivered to the underwriters for sale, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance customarily given to underwriters in an underwritten public offering, addressed to the underwriters, and (ii) a “comfort” letter dated as of such date, from the independent public accountants of the Company, in form and substance customarily given by independent public accountants to underwriters in an underwritten public offering, addressed to the underwriters;

(h) use its best efforts to cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange and trading system (if any) on which similar securities issued by the Company are then listed;

(i) provide a transfer agent and registrar for all Registrable Securities registered pursuant to such registration statement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration; and

(j) promptly make available for inspection by the selling Holders, any managing underwriter participating in any disposition pursuant to such registration statement, and any attorney or accountant or other agent retained by any such underwriter or selected by the selling Holders, all financial and other records, pertinent corporate documents and properties of the Company and cause the Company’s officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with any such registration statement.

2.5 Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 2.1, 2.2 or 2.3 hereof that the selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such securities as shall be required to timely effect the registration of their Registrable Securities.

2.6 Expenses. All expenses (other than underwriting discounts and commissions, stock transfer taxes and fees and any fees and disbursements of any counsel for the selling Holders) incurred in connection with a registration pursuant to Section 2.1 and 2.2, including, without limitation, registration, filing and qualification fees, printers’ and accounting fees, fees and disbursements of counsel for the Company, shall be borne by the Company. Notwithstanding the foregoing, the Company shall only be required to pay for 50% of any expenses of any registration proceeding begun pursuant to Section 2.1 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all participating Holders shall bear the remaining 50% of such expenses on a pro rata basis based on the number of Registrable Securities that were requested to be included in the withdrawn registration); provided, however, that if, at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business, or prospects of the Company from that known to the Holders at the time of their request and have withdrawn the request with reasonable promptness following disclosure by the Company of such material adverse change, then the Holders shall not be required to pay any of such expenses.

2.7 Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

2.8 Indemnification. In the event any Registrable Securities are included in a registration statement under Section 2.1, 2.2 or 2.3 hereof:

(a) By the Company. To the extent permitted by law, the Company shall indemnify and hold harmless each Holder, the partners, members, officers and directors of each Holder, legal counsel, accountants and investment advisers for each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any expenses, losses, claims, damages or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such expenses, losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (each a “Violation”):

(i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto;

(ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or

(iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any federal or state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any federal or state securities law in connection with the offering covered by such registration statement;

and the Company shall reimburse each such Holder, partner, officer or director, underwriter or controlling person for any legal or other expenses reasonably incurred by them, as incurred, in connection with investigating or defending any such loss, claim, damage liability or action; provided, however, that the indemnity agreement contained in this Section 2.8(a) shall not apply to amounts paid in settlement of any such expense, loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon actions or omissions made in reliance upon and in conformity with written information furnished by or on behalf of any such Holder, partner, officer or director, underwriter or controlling person expressly for use in connection with such registration by such Holder, partner, officer, director, underwriter or controlling person.

(b) By Selling Holders. To the extent permitted by law, each selling Holder, severally and not jointly, shall indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, legal counsel and accountants for the Company, any underwriter and any other Holder selling securities under such registration statement or any of such other Holder’s partners, directors or officers or any person who controls such Holder within the meaning of the Securities Act or the Exchange Act, against any expenses, losses, claims, damages or liabilities (joint or several) to which any of the foregoing persons may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such expenses, losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation arises out of or is based on actions or omissions made in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder shall reimburse the Company and such other persons for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 2.8(b) shall not apply to amounts paid in settlement of any such expense, loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; and provided further, that the total amounts payable in indemnity by a Holder under this Section 2.8(b) when combined with any amounts contributed under Section 2.8(d) by such Holder in respect of any Violation shall not exceed the net proceeds received by such Holder in the registered offering out of which such Violation arises except in the case of fraud or willful misconduct by such Holder.

(c) Notice. Promptly after receipt by an indemnified party under this Section 2.8 of notice of the commencement of any action (including any governmental action) for which a party may be entitled to indemnification hereunder, such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.8, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in such action and, to the extent the indemnifying party so desires, jointly with any other indemnifying party to which notice has been given, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 2.8, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party other than under this Section 2.8.

(d) Contribution. In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any party otherwise entitled to indemnification hereunder makes a claim for indemnification pursuant to this Section 2.8 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 2.8 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any party hereto for which indemnification is provided under this Section 2.8; then, and in each such case, such parties will contribute to the aggregate expenses, losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the Violation that resulted in such expense, loss, claim, damage or liability as well as other equitable considerations. The relative fault of such parties shall be determined by reference to, among other things, whether the untrue or allegedly untrue statement of a material fact or the omission or alleged omission of a material fact relates to information supplied by the indemnifying party or indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case, (A) no such Holder will be required to contribute any amount in excess of the net proceeds from the sale of all such Registrable Securities offered and sold by such Holder pursuant to such registration statement, and (B) no individual or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any individual or entity who was not guilty of such fraudulent misrepresentation; and provided further, that in no event shall a Holder’s liability pursuant to this Section 2.8(d), when combined with the amounts paid or payable by such Holder pursuant to Section 2.8(b), exceed the net proceeds from the offering received by such Holder, except in the case of willful misconduct or fraud by such Holder.

(e) Survival. Unless otherwise superseded by an underwriting agreement entered into in connection with the offering, the obligations of the Company and Holders under this Section 2.8 shall survive the completion of any offering of Registrable Securities in a registration under this Section 2, and otherwise shall survive the termination of this Agreement.

2.9 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the SEC which may at any time permit the sale of the Registrable Securities to the public without registration, after such time as a public market exists for the Common Stock, the Company agrees to:

(a) make and keep adequate current public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

(b) use reasonable best efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

(c) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to the reporting requirements of the Exchange Act), (ii) a copy of the most recent annual or quarterly report of the Company and (iii) such other reports and documents of the Company as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration (at any time after the Company has become subject to the reporting requirements of the Exchange Act).

2.10 “Market Stand-Off” Agreement. Each Holder hereby agrees that it will not, without the prior written consent of the managing underwriters, during the period commencing on the effective date of the registration statement relating to any registered public offering of the Company’s Common Stock and ending on the date specified by the Company and the managing underwriters (such period not to exceed one hundred eighty (180) days in the case of the IPO and ninety (90) days in the case of a subsequent offering, or, if required by such managing underwriters in connection with the IPO, such longer period of time as is necessary to enable such underwriters to issue a research report or make a public appearance that relates to an earnings release or announcement by the Company within twenty (20) days before or after the date that is one hundred eighty (180) days after the effective date of the registration statement relating to the initial public offering, but in any event not to exceed two hundred ten (210) days following the effective date of the registration statement relating to such offering) (i) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right, or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock held immediately before the effective date of the registration statement for such offering or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or other securities, in cash, or otherwise. Notwithstanding anything herein to the contrary, the foregoing provisions of this Section 2.10 (i) shall apply to Durable, D1, Lone Pine, the Fidelity Investors and the T. Rowe Price Investors with respect to the IPO only, (ii) shall not apply to the sale of any shares (A) to an underwriter pursuant to an underwriting agreement or (B) acquired by D1, Lone Pine, a Fidelity Investor or a T. Rowe Investor pursuant to the IPO or in the secondary market following the IPO, (iii) shall be applicable to the Holders only if all officers, directors and stockholders individually owning more than one percent (1%) of the Company’s outstanding Common Stock are subject to the same restrictions and (iv) shall not prohibit or restrict transfers of shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock from any Investor (A) to any corporation, partnership, limited liability company or other entity all of the beneficial ownership interests of which are held by such Investor, (B) if such Investor is a corporation, partnership or other business entity (I) to another corporation, partnership or other business entity that is an Affiliate of such Investor or (II) as part of a disposition, transfer or distribution by such Investor to its equity holders, partners, members or affiliates or any of its Affiliates’ directors, officers and employees or (C) that is a Fidelity Investor or T. Rowe Price Investor to another fund, pooled investment vehicle, institutional client or account that receives, directly or indirectly, investment management or investment advisory services from Fidelity or T. Rowe Price, respectively (it shall be a condition of transfer or distribution pursuant to this clause (iv) that (x) there shall be no disposition for value and (y) each transferee, donee or distributee shall be bound by the terms of this Agreement). The underwriters in connection with the offering are intended third-party beneficiaries of this Section 2.10 and shall have the right, power, and authority to enforce the provisions hereof as though they were a party hereto. Each Holder further agrees to execute such agreements as may be reasonably requested by the managing underwriters in the offering that are consistent with this Section 2.10 or that are necessary to give further effect thereto. Any discretionary waiver or termination of the restrictions of any or all of such agreements by the Company or the underwriters shall apply to all Holders subject to such agreements pro rata based on the number of shares subject to such agreements. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

2.11 Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 2 may be assigned to a transferee or assignee in connection with any transfer or assignment of Registrable Securities by the Holder, provided that (i) such transfer or assignment may otherwise be effected in accordance with applicable securities laws, (ii) such transferee or assignee acquires at least 100,000 Registrable Securities or, if less, all of the Registrable Securities held by the Holder, (iii) written notice is promptly given to the Company and (iv) such transferee or assignee agrees to be bound by the provisions of this Agreement. The foregoing 100,000-share limitation shall not apply, however, to transfers or assignments by a Holder (a) to a partner, member or shareholder of a Holder that is a partnership, limited liability company or corporation, respectively, (b) to a retired partner or member of such partnership or limited liability company who retires after the date hereof, (c) to the estate of any such partner, member or shareholder, (d) to an Affiliate of any such partnership, limited liability company, corporation or other entity, (e) pursuant to a merger or reorganization of a U.S. registered mutual fund that receives, directly or indirectly, investment management or investment advisory services from Fidelity or T. Rowe Price, (f) pursuant to a transfer by a Fidelity Investor or T. Rowe Price Investor to any other fund, pooled investment vehicle, institutional client or account that receives, directly or indirectly, investment management or investment advisory services from Fidelity or T. Rowe Price, respectively, or (g) pursuant to a transfer by a Fidelity Investor or T. Rowe Price Investor to any other entity managed or advised by a registered investment advisor, provided that all such transferees or assignees agree in writing to appoint a single representative as their attorney-in-fact for the purpose of exercising any rights, receiving notices, or taking any action under this Section 2.

2.12 Termination of Registration Rights. The Company’s obligations pursuant to Section 2.1, 2.2 and 2.3 shall terminate (i) five (5) years after the closing date of the IPO or (ii) as to any Holder, at such time following the IPO, as all Registrable Securities that such Holder holds or has the right to acquire may immediately be sold in any three-month period without registration pursuant to Rule 144 under the Securities Act, provided that the Holder holds Registrable Securities constituting less than 1% of the outstanding voting stock of the Company.

2.13 Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the Registrable Securities then outstanding (voting together as a single class on an as-converted basis), enter into any agreement with any holder or prospective holder of any securities of the Company that provides such holder or prospective holder with registration rights with respect to such securities unless (a) such other registration rights are subordinate to the registration rights granted to the Holders hereunder and the inclusion of such securities will not reduce the amount of the Registrable Securities of the Holders that are included in a given registration and (b) the holders of such rights are subject to market standoff obligations no more favorable to such persons than those contained herein, provided that this limitation shall not apply to any additional Investor who becomes a party to this Agreement in accordance with Section 8.14 hereof. In the event the Company, without the prior written consent of Durable, Revolution Growth (as defined below), D1, Lone Pine, the Fidelity Investors or the T. Rowe Price Investors, grants registration rights to any third parties which are superior to the rights contained herein or subjects any third parties to market standoff obligations that are more favorable to such persons than those contained herein, the Company will also grant Durable, Revolution Growth, D1, Lone Pine, the Fidelity Investors and the T. Rowe Price Investors such superior registration rights and/or such favorable market standoff obligations, as applicable.

3. Rights to Purchase Additional Stock.

3.1 Right of First Offer. Subject to the terms of this Section 3 and applicable securities laws, if the Company proposes to offer or sell any Equity Securities, the Company shall give each Major Holder the right to purchase such Major Holder’s pro rata share of such Equity Securities, on the same terms as the Company is willing to sell such Equity Securities to any other person. A Major Holder’s pro rata share of the Equity Securities shall be equal to that percentage of the Common Equivalents (as defined below) held by such Major Holder on the date of the Company’s written notice referred to in Section 3.2 below. For purposes of this Section 3, “Common Equivalents” shall mean outstanding shares of Common Stock, Class S Stock and all shares of Common Stock issuable, directly or indirectly, upon exercise or conversion of any outstanding Preferred Stock, warrants or options or any other right to acquire any of the foregoing. A Major Holder shall be entitled to apportion this right of first offer among itself and its Affiliates, or with respect to a Fidelity Investor or T. Rowe Price Investor among itself and other funds, pooled investment vehicles, institutional clients or accounts that receive, directly or indirectly, investment management or investment advisory services from Fidelity or T. Rowe Price, respectively, in such proportions as it deems appropriate.

3.2 Notice; Exercise of Right. Prior to any sale or issuance by the Company of any Equity Securities, the Company shall give notice to each Major Holder of its intention to sell and issue such Equity Securities, setting forth the terms under which it proposes to make such sale (the “Offer Notice”). Within ten (10) business days after receipt of the Offer Notice, each Major Holder shall notify the Company whether such Major Holder desires to purchase its pro rata share of the Equity Securities so offered. At the expiration of such ten (10) business day period, the Company shall promptly give notice to each Major Holder that elects to purchase all the shares available to it (each, a “Fully Exercising Holder”) of any other Major Holder’s failure to do likewise, specifying the number of additional shares that are available to the Fully Exercising Holders as a result of any of the Major Holders failing to so elect (“Additional Shares”). During the five (5) business day period commencing after the Company has given such notice, each Fully Exercising Holder may, by giving notice to the Company, elect to purchase, in addition to the number of shares specified above, up to that portion of the Additional Shares which is equal to the proportion that the Common Equivalents held by such Fully Exercising Holder bears to the Common Equivalents then held by all Fully Exercising Holders who wish to purchase such Additional Shares. If a Major Holder notifies the Company of its desire to purchase any of the Equity Securities offered by the Company, the closing of the sale shall occur within sixty (60) days of the date that the Offer Notice is given or, if later, the closing date for the proposed sale of such Equity Securities to third parties.

3.3 Permitted Sales. With respect to any Equity Securities that are not subscribed for by Major Holders after the end of the fifteen (15) business day period specified in Section 3.2, the Company may, during a period of ninety (90) days following the end of such period, offer and sell such Equity Securities to other persons upon terms and conditions not less favorable to the Company than those set forth in the Offer Notice. In the event the Company has not entered into a definitive agreement for the sale of the Equity Securities within said 90-day period, or if such agreement is not consummated within sixty (60) days after the consummation thereof, the Company shall not thereafter issue or sell any Equity Securities without first offering such securities to the Major Holders pursuant to this Section 3.

3.4 Exceptions. The right of first offer contained in this Section 3 shall not apply to issuances by the Company (i) of shares of Common Stock issued or issuable to officers, directors or employees of, or consultants to, the Company pursuant to any stock option plan or agreement or other stock incentive program or agreement approved by the Board of Directors, (ii) pursuant to the IPO, (iii) as consideration to the target or its shareholders in an acquisition by the Company of all or substantially all of the assets or shares of another company or entity through a merger, exchange, reorganization or the like that is approved by the Board of Directors, (iv) in connection with sponsored research, collaboration, technology license, development, OEM, marketing or other similar arrangements, or strategic partnerships, joint ventures or strategic investment, in each case that is approved by the Board of Directors (including the Series D Designee (as defined below)), (v) to banks, equipment lessors, landlords or other financial institutions pursuant to commercial credit arrangements, equipment financings, commercial property lease transactions or similar transactions approved by the Board of Directors (including the Series D Designee), (vi) directly or indirectly upon conversion or exercise of shares of convertible securities, options or warrants that are outstanding as of the date of this Agreement, (vii) in connection with any stock split, stock dividend, reverse stock split or similar recapitalization event, (viii) of any securities issued pursuant to the Merger Agreement or (ix) which are exempted from such right of first offer by the affirmative vote or written consent of (a) the holders of a majority of the outstanding shares of Preferred Stock then held by the Major Holders, voting together as a single class on an as-converted basis, (b) solely with respect to the right of first offer of Revolution Growth, Revolution Growth, (c) solely with respect to the right of first offer of each Fidelity Investor, such Fidelity Investor, (d) solely with respect to the right of first offer of each T. Rowe Price Investor, such T. Rowe Price Investor, (e) solely with respect to the right of first offer of D1, D1, (f) solely with respect to the right of first offer of Lone Pine, Lone Pine and (g) solely with respect to the right of first offer of Durable, Durable.

3.5 Termination. The right of first offer contained in this Section 3 shall terminate and be of no further force and effect immediately prior to the closing of (i) the IPO or (ii) a transaction that is deemed to be a liquidation pursuant to the Restated Charter (a “Deemed Liquidation Event”); provided, that the right of first offer of Durable, Revolution Growth, D1, Lone Pine, each Fidelity Investor and each T. Rowe Price Investor shall not terminate upon a Deemed Liquidation Event in which the consideration received by such Investor is not entirely in the form of cash and/or freely-tradeable marketable securities, unless such Investor is provided a similar right of first offer by the successor entity.

4. Information and Other Rights.

4.1 Financial Statements and Reports. The Company shall deliver to each Major Holder:

(a) as soon as practicable after the end of each fiscal year of the Company (and in any event within one hundred and twenty (120) days thereafter), a balance sheet as of the end of such year, statements of income and of cash flows for such year and a statement of stockholders’ equity as of the end of such year, such year-end financial reports to be in reasonable detail and prepared in accordance with generally accepted accounting principles (“GAAP”) and audited and certified by an independent public accounting firm of nationally recognized standing selected by the Company;

(b) as soon as practicable after the end of the first three quarters of each fiscal year of the Company, and in any event within forty-five (45) days thereafter, an unaudited balance sheet as of the end of each such quarterly period and unaudited statements of income and cash flows for such period, all in reasonable detail and prepared in accordance with GAAP, except that they may not contain all of the footnotes that are required by GAAP;

(c) as soon as practicable after the end of each accounting period (the Company maintains financial reports on a 4/4/5 week cycle) and in any event within thirty (30) days, an unaudited balance sheet for such preceding month and unaudited statements of income and cash flows for such preceding month;

(d) as soon as practicable after the end of the first three quarters of each fiscal year of the Company, and in any event within forty-five (45) days thereafter, a statement showing the number of shares of each class and series of capital stock and securities convertible into or exercisable for shares of capital stock outstanding at the end of the period, the Common Stock issuable upon conversion or exercise of any outstanding securities convertible or exercisable for Common Stock and the exchange ratio or exercise price applicable thereto, and the number of shares of issued stock options and stock options not yet issued but reserved for issuance, if any, all in sufficient detail as to permit the Major Holders to calculate their respective percentage equity ownership in the Company;

(e) within thirty (30) days of the end of each fiscal year, a budget for the next fiscal year, prepared on a monthly basis, including balance sheets, income statements and statements of cash flows for such months;

(f) such other information relating to the financial condition, business, prospects, or corporate affairs of the Company as any Major Holder may from time to time reasonably request; and

(g) with respect to Durable, D1, Lone Pine, each Fidelity Investor and each T. Rowe Price Investor, a current capitalization table upon delivery of the financial information set forth in Sections 4.1(a) and (b) above.

If, for any period, the Company has any subsidiary whose accounts are consolidated with those of the Company, then in respect of such period the financial statements delivered pursuant to the foregoing sections shall be the consolidated financial statements of the Company and all such consolidated subsidiaries.

Notwithstanding any provision to the contrary, the Company shall not be obligated pursuant to this Section 4.1 to provide any information (i) that it reasonably considers to be a trade secret or similar confidential information (unless covered by an enforceable confidentiality agreement, in form acceptable to the Company, which Section 4.2 is), (ii) to any Major Holder that the Company reasonably determines to be a competitor or an officer, employee, director or greater-than-10% shareholder of a competitor (provided that this clause (ii) shall not apply to Durable, Revolution Growth, D1, Lone Pine, any Fidelity Investor or any T. Rowe Price Investor) or (iii) the disclosure of which would result in the waiver of the attorney-client privilege between the Company and its counsel.

4.2 Confidentiality. Each Stockholder agrees that such Stockholder will keep confidential and will not disclose, divulge or use for any purpose (other than to monitor its investment in the Company) any confidential information obtained from the Company pursuant to the terms of this Agreement (including notice of the Company’s intention to file a registration statement and the materials provided pursuant to Section 4.1) unless such confidential information (a) is known or becomes known to the public in general (other than as a result of a breach of this Section 4.2 by such Stockholder), (b) is or has been independently developed or conceived by the Stockholder without use of the Company’s confidential information, or (c) is or has been made known or disclosed to the Stockholder by a third party without a breach of any obligation of confidentiality such third party may have to the Company; provided, however, that a Stockholder may disclose confidential information (i) to its attorneys, accountants, consultants, registered investment advisor (or any employee or representative thereof) and other professionals to the extent necessary to obtain their services in connection with monitoring its investment in the Company, (ii) to any prospective purchaser of any Registrable Securities from such Stockholder, if such prospective purchaser agrees to be bound by the provisions of this Section 4.2, (iii) to any Affiliate, partner, member, stockholder, or wholly owned subsidiary of such Stockholder in the ordinary course of business, provided that such Stockholder informs such person that such information is confidential and directs such person to maintain the confidentiality of such information, or (iv) as may otherwise be required by applicable law, regulation or court or other governmental order, provided that, in the case of this clause (iv), the Stockholder promptly notifies the Company of such disclosure and takes reasonable steps to minimize the extent of any such required disclosure (other than disclosure pursuant to a routine audit or inspection by, or blanket request from, any governmental or regulatory body (including stock exchanges or self-regulatory organizations) that does not specifically reference the Company or its confidential information). For the sake of clarity and notwithstanding anything herein to the contrary, nothing contained in this Section 4.2 shall in any way restrict or impair the ability of any Fidelity Investor or T. Rowe Price Investor to disclose confidential information to Fidelity or T. Rowe Price, respectively (or vice versa), or restrict or impair the obligations of Fidelity or T. Rowe Price to report the investment of its advisory clients (as Investors) in the Company in accordance with applicable laws and regulations or internal policies, without any requirement of prior notice to the Company.

4.3 Directors’ Liability and Indemnification; Insurance.

(a) The Restated Charter and Amended and Restated Bylaws of the Company (as amended, the “Bylaws”) shall provide (i) for elimination of the liability of directors to the maximum extent permitted by law and (ii) for indemnification of directors for acts on behalf of the Company to the maximum extent permitted by law. In addition, the Company shall enter into and use its best efforts to at all times maintain indemnification agreements with each of its directors to indemnify such directors to the maximum extent permissible under applicable law.

(b) The Company shall maintain directors and officers liability insurance with a national carrier in an amount no less than $5,000,000 and otherwise on terms and conditions satisfactory to the Board of Directors.

4.4 Treatment of the Shares. The Company covenants and agrees that, absent a change in law, (a) it shall treat, consistently, the shares of Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock, Series G Preferred Stock, Series H Preferred Stock, Series I Preferred Stock and Series J Preferred Stock as equity (and not debt) for U.S. federal income tax purposes, for purposes of corresponding provisions of state and local income tax law, and for financial reporting purposes (including the treatment of the shares of Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock, Series G Preferred Stock, Series H Preferred Stock, Series I Preferred Stock and Series J Preferred Stock in its financial statements and other reports); and (b) the Company shall treat the shares of Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock, Series G Preferred Stock, Series H Preferred Stock, Series I Preferred Stock and Series J Preferred Stock as constituting stock which participates in corporate growth to a significant extent within the meaning of Section 1.305-5(a) of the Treasury Regulations, and hence shall not treat the shares of Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock, Series G Preferred Stock, Series H Preferred Stock, Series I Preferred Stock and Series J Preferred Stock as preferred stock for purposes of Section 305 of the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

4.5 Termination. The rights of any Stockholder set forth in this Section 4 shall terminate and be of no further force and effect immediately prior to the earlier of (i) the closing of the IPO, (ii) such time as the Company first becomes subject to the periodic reporting requirements of Section 12 or 15(d) of the Exchange Act or (iii) the closing of a Deemed Liquidation Event; provided, that the rights of Durable, Revolution Growth, D1, Lone Pine, each Fidelity Investor and each T. Rowe Price Investor set forth in this Section 4 shall not terminate upon a Deemed Liquidation Event in which the consideration received by such Investor is not entirely in the form of cash and/or freely-tradeable marketable securities, unless such Investor is provided equivalent rights by the successor entity.

5. Right of First Refusal.

5.1 Certain Definitions. For purposes of this Section 5, the following terms have the following meanings:

(a) “Offered Stock” means all Subject Stock (as defined below) held by a Stockholder proposed to be the subject of a Transfer (as defined below).

(b) “Right of First Refusal” means the right of first refusal provided to the Company in this Section 5.

(c) “Subject Stock” means all shares of Common Stock, Preferred Stock, Class S Stock, or any other securities of the Company now owned or hereafter acquired by a Stockholder, other than shares of Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock, Series G Preferred Stock, Series H Preferred Stock, Series I Preferred Stock, Series J Preferred Stock or Common Stock issued or issuable upon conversion of any of the foregoing.

(d) “Transfer” means any sale, assignment, encumbrance, hypothecation, pledge, conveyance in trust, gift, transfer by bequest, devise or descent, or other transfer or disposition of any kind, including but not limited to transfers to receivers, levying creditors, trustees or receivers in bankruptcy proceedings or general assignees for the benefit of creditors, whether voluntary or by operation of law, directly or indirectly, except the following (each, a “Permitted Transfer”):

(i) any Transfer by a Stockholder: (A) to a Stockholder’s spouse, lineal descendant or antecedent, father, mother, brother, sister, adopted child or adopted grandchild; (B) to the spouse of a Stockholder’s child, adopted child, grandchild or adopted grandchild; (C) to a trust or trusts for the exclusive benefit of a Stockholder or a Stockholder’s family members as described in this Section 5.1(d)(i) or by such a trust then in effect for bona fide estate planning purposes to the settlor or beneficiaries thereof; (D) by devise or descent; or (E) to an Affiliate of such Stockholder, in all cases if the transferee or other recipient executes a counterpart copy of this Agreement and becomes bound thereby in the same manner as such Stockholder;

(ii) any Transfer of Subject Stock by a Stockholder made: (A) pursuant to a Deemed Liquidation Event; or (B) at, and pursuant to, the IPO; or

(iii) with respect to each Founder Holder: (A) bona fide pledges of Common Stock or Preferred Stock that cumulatively shall not exceed (in addition to the pledges to secure loans by the Company to the Founders outstanding as of the Effective Date) 385,000 shares of Common Stock or Preferred Stock (on an as converted basis) held by such pledgee, if the pledgee (other than the Company) executes a counterpart copy of this Agreement and becomes bound hereby as a Common Holder or Investor (as determined by the Company); (B) Transfers, to one or more accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act, that cumulatively shall not exceed 1,200,000 shares of capital stock of the Company, if the transferee executes a counterpart copy of this Agreement and becomes bound hereby as a Common Holder or Investor (as determined by the Company); or (C) Transfers among the Founder Holders.

5.2 Notice of Proposed Transfer. Before any Stockholder (other than Durable, Revolution Growth, D1, Lone Pine, any Fidelity Investor or any T. Rowe Price Investor) may effect any Transfer of any Offered Stock, such Stockholder must submit to the Company a written notice signed by such Stockholder (“Stockholder’s Notice”) stating (a) the Stockholder’s bona fide intention to Transfer such Offered Stock; (b) the number of shares of Offered Stock; (c) the name, address and relationship, if any, to the Stockholder of each proposed purchaser or other transferee; and (d) the bona fide cash price or, in reasonable detail, other consideration, per share for which the Stockholder proposes to transfer such Offered Stock (the “Offered Price”). Upon the request of the Company, the Stockholder will promptly furnish such information to the Company as may be reasonably requested to establish that the offer and proposed transferee are bona fide.

5.3 Company’s Right of First Refusal. With respect to any Transfer by any Stockholder (other than Durable, Revolution Growth, D1, Lone Pine, any Fidelity Investor or any T. Rowe Price Investor), the Company shall have a Right of First Refusal to purchase all or any part of the Offered Stock, exercisable as set forth in Section 5.4.

5.4 Exercise by the Company. The Company’s Right of First Refusal may be exercised as follows:

(a) Upon receipt of a Stockholder’s Notice, the Company shall have the irrevocable and exclusive right to purchase all or any portion of the Offered Stock.

(b) If the Company desires to purchase all or any part of the Offered Stock, the Company must, within the twenty (20) day period commencing on the date of delivery of the Stockholder’s Notice (the “Offer Date”), give written notice to the Stockholder of the Company’s election to purchase all or any portion of the Offered Stock.

5.5 Purchase Price. The purchase price for the Offered Stock to be purchased by the Company exercising its Right of First Refusal under this Agreement will be the Offered Price, but will be payable as set forth in Section 5.6 hereof. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration will be determined by the Board of Directors in good faith, which determination will be binding upon the Company and the Stockholder absent fraud or willful error.

5.6 Payment. Payment of the purchase price for the Offered Stock purchased by the Company exercising its Right of First Refusal shall be made prior to the sixtieth (60th) day following the Offer Date. Payment of the purchase price will be made by the Company (i) by check or by wire transfer of immediately available funds, (ii) by cancellation of all or a portion of any outstanding indebtedness of the Stockholder to the Company, as applicable, or (iii) by any combination of the foregoing.

5.7 Rights as a Stockholder. To the extent that the Company exercises its Right of First Refusal to purchase the Offered Stock, then, upon consummation of such purchase, the Stockholder will have no further rights as a holder of the Offered Stock except the right to receive payment for the Offered Stock from the Company in accordance with the terms of this Agreement, and the Stockholder will forthwith cause all certificate(s) evidencing such Offered Stock to be surrendered to the Company for transfer to the Company.

5.8 Stockholder’s Right to Transfer. If the Right of First Refusal of the Company has lapsed or been waived as to any portion of the Offered Stock, then the Stockholder may transfer that portion of the Offered Stock to any person named as a purchaser or other transferee in the Stockholder’s Notice, at the Offered Price or at a higher price, provided that such transfer (i) is consummated within ninety (90) days following the Offer Date, (ii) is in accordance with all the terms of this Agreement, the Bylaws and, if applicable, that certain Amended and Restated Right of First Refusal and Co-Sale Agreement dated as of the date hereof, and (iii) is to one or more accredited investors as defined in Rule 501(a) of Regulation D promulgated under the Securities Act. If the Offered Stock is not so transferred during such 90-day period, then the Stockholder may not transfer any of such Offered Stock without complying again in full with the provisions of this Agreement.

5.9 Refusal to Transfer. Any attempt by a Stockholder to Transfer any Subject Stock in violation of any provision of this Agreement will be void. The Company will not be required to (i) transfer on its books any Subject Stock that has been Transferred in violation of this Agreement, or (ii) treat as owner of such Subject Stock, or accord the right to vote or pay dividends to any purchaser, donee or other transferee to whom such Subject Stock may have been so Transferred.

5.10 Right of First Refusal Legend. The Stockholders (other than Durable, Revolution Growth, D1, Lone Pine, any Fidelity Investor or any T. Rowe Price Investor) understand and agree that the Company will cause the legend set forth below, or a legend substantially equivalent thereto, to be placed upon any certificate(s) or other documents or instruments evidencing ownership of Subject Stock by the Stockholders (other than Durable, Revolution Growth, D1, Lone Pine, any Fidelity Investor or any T. Rowe Price Investor):

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF FIRST REFUSAL AS SET FORTH IN A STOCKHOLDERS’ AGREEMENT ENTERED INTO BY THE HOLDER OF THESE SHARES, THE COMPANY AND CERTAIN STOCKHOLDERS OF THE COMPANY. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY. SUCH RIGHT OF FIRST REFUSAL IS BINDING ON CERTAIN TRANSFEREES OF THESE SHARES.

5.11 Stop Transfer Instructions. The Stockholders agree, to ensure compliance with the restrictions referred to herein, that the Company may issue appropriate “stop transfer” certificates or instructions and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its records.

5.12 Termination. The provisions of this Section 5 shall terminate and be of no further force and effect immediately prior to the closing of (i) the IPO or (ii) a Deemed Liquidation Event.

6. Drag-Along Right. In the event that (a) the Board of Directors, (b) holders of a majority of the then outstanding shares of Common Stock and Preferred Stock (voting together as a single class on an as-converted basis), (c) holders of a majority of the then outstanding shares of Common Stock held by the Founder Holders (voting as a separate class) and (d) solely if the holders of Series D Preferred Stock or Series E Preferred Stock have a separate approval right pursuant to Section 6(b)(i) or 6(c)(i) of Article IV of the Restated Charter, holders of a majority of the then outstanding shares of Series D Preferred Stock or Series E Preferred Stock, as applicable (in each case, voting as a separate class on an as-converted basis) (collectively, the “Requisite Parties”), approve (i) a transaction or series of related transactions in which an individual or entity or group of related individuals or entities acquires from the stockholders of the Company shares representing more than 50% of the outstanding voting power of the Company (a “Stock Sale”) or (ii) a Deemed Liquidation Event (each, a “Sale of the Company”), each of the Stockholders agrees:

6.1 to consent to, vote for and raise no objections to the Sale of the Company and any matter that could reasonably be expected to facilitate such Sale of the Company (including without limitation any amendment to the Restated Charter), and to vote against any proposal for any financing, recapitalization, merger, sale of assets or other business combination (other than such Sale of the Company) that could reasonably be expected to delay or impair the ability of the Company to consummate such Sale of the Company;

6.2 if the Sale of the Company is structured as a merger, consolidation or asset sale, to waive any dissenters rights, appraisal rights or similar rights in connection with such transaction;

6.3 if the Sale of the Company is structured as a Stock Sale, to sell such Stockholder’s shares of the Company on the terms and conditions approved by the Requisite Parties, provided that such terms do not provide that the Stockholder would receive less than the amount that would be distributed to such Stockholder in the event the proceeds of the Sale of the Company were distributed in accordance with the Restated Charter then in effect; and

6.4 to take all necessary and desirable actions approved by the Requisite Parties in connection with the consummation of the Sale of the Company, including the execution of such agreements and such instruments and other actions reasonably necessary to provide the representations, warranties, indemnities, covenants, conditions, non-compete agreements, escrow agreements and other provisions and agreements relating to the Sale of the Company;

provided, that the liability for indemnification, if any, of each Stockholder in such Sale of the Company is several and not joint (except to the extent that funds may be paid out of an escrow established to cover breaches of representations, warranties and covenants of the Company as well as breach by any stockholder of any identical representations, warranties and covenants provided by all stockholders), is pro rata based on the consideration payable to each Stockholder in the Sale of the Company, and will not exceed the consideration payable to such Stockholder in the Sale of the Company, except, in each case, in the case of liability for fraud by such Stockholder; provided, further, in no event will Durable, Revolution Growth, D1, Lone Pine, any Fidelity Investor or any T. Rowe Price Investor, or any of their respective Affiliates, be required to enter into any non-competition, non-solicitation or similar agreement, or any release of claims other than those arising solely in such Stockholder’s capacity as a stockholder of the Company; provided, further, upon the consummation of the Sale of the Company (i) each holder of each class or series of the Company’s stock will receive the same form of consideration for their shares of such class or series as is received by other holders in respect of their shares of such same class or series of stock, (ii) each holder of a series of Preferred Stock will receive the same amount of consideration per share of such series of Preferred Stock as is received by other holders in respect of their shares of such same series, (iii) each holder of Common Stock will receive the same amount of consideration per share of Common Stock as is received by other holders in respect of their shares of Common Stock, and (iv) the aggregate consideration receivable by all holders of the Preferred Stock and Common Stock shall be allocated among the holders of Preferred Stock and Common Stock on the basis of the amount of consideration the holders of Preferred Stock and Common Stock are entitled in a Deemed Liquidation Event (assuming for this purpose that the Sale of the Company is a Deemed Liquidation Event) in accordance with the Company’s Certificate of Incorporation in effect immediately prior to the Sale of the Company; provided, further, that subject to the immediately preceding proviso, requiring the same form of consideration to be available to the holders of any capital stock, if any holders of any single class or series of capital stock of the Company are given an option as to the form and amount of consideration to be received as a result of the Sale of the Company, all holders of capital stock will be given the same option; provided, however, that nothing in this proviso shall entitle any holder to receive any form of consideration that such holder would be ineligible to receive as a result of such holder’s failure to satisfy any condition, requirement or limitation that is generally applicable to the Company’s stockholders; provided, that, with respect to any holder of Series H Preferred Stock, the per-share proceeds payable to such Stockholder in the Sale of the Company in respect of such Series H Preferred Stock will be at least the Original Series H Price (as defined in the Restated Charter) (as adjusted for stock splits, stock dividends and similar recapitalization events), notwithstanding anything herein to the contrary; provided, further, that with respect to any holder of Series I Preferred Stock, the per-share proceeds payable to such Stockholder in the Sale of the Company in respect of such Series I Preferred Stock will be at least the Original Series I Price (as defined in the Restated Charter) (as adjusted for stock splits, stock dividends and similar recapitalization events), notwithstanding anything herein to the contrary; provided, further, that with respect to any holder of Series J Preferred Stock, the per-share proceeds payable to such Stockholder in the Sale of the Company in respect of such Series J Preferred Stock will be at least the Original Series J Price (as defined in the Restated Charter) (as adjusted for stock splits, stock dividends and similar recapitalization events), notwithstanding anything herein to the contrary.

The provisions of this Section 6 shall terminate and be of no further force and effect immediately upon the closing of (i) the IPO or (ii) a Deemed Liquidation Event; provided, that the provisions of this Section 6 will continue after the closing of any Sale of the Company to the extent necessary to enforce the provisions of this Section 6 with respect to such Sale of the Company.

7. Board of Directors.

7.1 Size of the Board. Each Stockholder agrees to vote, or cause to be voted, all Shares (as defined below) owned by such Stockholder, or over which such Stockholder has voting control, from time to time and at all times, in whatever manner as shall be necessary to ensure that the size of the Board of Directors shall be set at either nine (9) directors or ten (10) directors, as determined by the Board of Directors from time to time. For purposes of this Agreement, the term “Shares” shall mean and include any securities of the Company the holders of which are entitled to vote, including without limitation, all shares of Common Stock, Preferred Stock and Class S Stock, by whatever name called, now owned or subsequently acquired by a Stockholder, however acquired, whether through stock splits, stock dividends, reclassifications, recapitalizations, similar events or otherwise.

7.2 Board Composition. Each Stockholder agrees to vote, or cause to be voted, all Shares owned by such Stockholder, or over which such Stockholder has voting control, from time to time and at all times, in whatever manner as shall be necessary to ensure that at each annual or special meeting of stockholders at which an election of directors is held or pursuant to any written consent of the stockholders, the following persons shall be elected to the Board of Directors:

(a) as a Series D Director (as defined in the Restated Charter), (i) one individual (the “Series D Designee”) designated by Revolution Growth II, LP (“Revolution Growth”) so long as Revolution Growth and its Affiliates continue to own at least 4,000,000 shares of Series D Preferred Stock (as adjusted for stock splits, stock dividends and similar recapitalization events), who shall initially be Steve Case, or (ii) if Revolution Growth is no longer entitled to designate the Series D Designee, one independent member of the Board of Directors not otherwise an Affiliate of the Company or any Stockholder designated by a majority of the other directors then in office;

(b) as a Series D Director, one independent member of the Board of Directors not otherwise an Affiliate of the Company or any Stockholder (unless otherwise approved by a majority of the other directors then in office (excluding the Series D Designee)) (i) designated by Revolution Growth so long as Revolution Growth and its Affiliates continue to own at least 4,000,000 shares of Series D Preferred Stock (as adjusted for stock splits, stock dividends and similar recapitalization events), (ii) approved (or, if Revolution Growth is no longer entitled to designate such Series D Director, designated) by a majority of the other directors then in office (excluding the Series D Designee) in their reasonable discretion and (iii) for which the Founders may propose candidates for consideration, who shall initially be Cliff Burrows;

(c) as the Preferred Director (as defined in the Restated Charter), one individual designated by holders of a majority of the outstanding shares of the Company’s Common Stock, Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock held by the Founder Holders, voting together as a single class on an as-converted basis, who shall initially be Neil Blumenthal;

(d) as the Common Directors (as defined in the Restated Charter), three individuals designated by holders of a majority of the outstanding shares of Common Stock held by the Founder Holders, voting together as a separate class, who shall initially be the Founders;

(e) as a Joint Director (as defined in the Restated Charter), one independent member of the Board of Directors not otherwise an Affiliate of the Company or any Stockholder designated by a majority of the other directors then in office, who shall initially be Youngme Moon; and

(f) as Joint Directors, up to three individuals designated by holders of the majority of the outstanding shares of Common Stock held by the Founder Holders, voting together as a separate class, who shall initially be Valerie Jarrett, Brad Singer and Julie Bornstein.

7.3 Removal of Board Members. Each Stockholder also agrees to vote, or cause to be voted, all Shares owned by such Stockholder, or over which such Stockholder has voting control, from time to time and at all times, in whatever manner as shall be necessary to ensure that:

(a) no director elected pursuant to this Section 7 may be removed from office, with or without cause (subject to the Bylaws and any requirements of law), unless such removal is directed or approved by the affirmative vote or written consent of the person or group entitled under Subsection 7.2 to designate or approve that director;

(b) any vacancies created by the resignation, removal or death of a director elected pursuant to this Section 7 shall be filled by an individual designated and approved by the person or group entitled under Subsection 7.2 to designate or approve such director; and

(c) upon the request of any person or group entitled to designate or approve a director as provided in Subsection 7.2 to remove such director, such director shall be removed.

7.4 Matters Requiring Board Approval. The Company hereby covenants and agrees that the following shall require approval of a majority of the members of the Company’s Board of Directors then in office:

(a) the consolidated annual operating budget of the Company and its subsidiaries;

(b) any individual capital expenditure of the Company or any of its subsidiaries which is material and outside of the ordinary course of business and not specified in the annual operating budget approved by the Board of Directors;

(c) the sale or issuance of any equity securities of the Company or any of its subsidiaries;

(d) the incurrence, assumption or guarantee of any Restricted Debt (other than Permitted Indebtedness);

(e) the purchase or redemption of any shares of the Company’s capital stock or the payment of any dividend (other than (i) the repurchase of shares of Common Stock from employees, officers, directors, consultants or other persons performing services for the Company or any subsidiary pursuant to agreements under which the Company has the option to repurchase such shares upon the occurrence of certain events, such as the termination of employment, or (ii) the exercise of any contractual right of first refusal);

(f) voluntarily liquidate, dissolve or wind up the affairs of the Company or consummate a Deemed Liquidation Event or IPO;

(g) increase the number of shares reserved for issuance under the Company’s 2009 Stock Plan or the Company’s 2019 Equity Incentive Plan, as applicable;

(h) enter into any agreement or commitment for, or consummate, the acquisition of another business or any material portion thereof, whether by merger, stock purchase, asset purchase or otherwise;

(i) hire, terminate or materially change the compensation of any C-level executive officer of the Company; or

(j) create, or hold capital stock in, any subsidiary that is not wholly-owned (directly or indirectly) by the Company or dispose of any capital stock or all or substantially all of the assets of any subsidiary of the Company (including, without limitation, create, authorize or issue (or obligate itself to issue) any equity securities of any direct or indirect subsidiary of the Company that would result in such subsidiary no longer being wholly-owned).

7.5 “Bad Actor” Matters.

(a) Notwithstanding any other provision in this Agreement to the contrary, in the event that any director designated hereunder is subject to any “bad actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (each, a “Disqualification Event”), except for any Disqualification Events covered by Rule 506(d)(2) or (d)(3) under the Securities Act, then upon written request of the Company each Stockholder agrees to vote its shares to remove such director who is subject to such Disqualification Event from the Board of Directors, it being agreed that no such removal shall impair the rights of the Stockholder(s) that designated such director to designate the successor of such director with an individual not subject to any such Disqualification Event.

(b) Each Stockholder with the right to designate or participate in the designation of a director pursuant to this Agreement hereby (i) represents and warrants as of the date hereof that no Disqualification Event is applicable to such Stockholder or any of its Rule 506(d) Related Parties and (ii) agrees that it shall notify the Company promptly in writing in the event that such Stockholder becomes aware that a Disqualification Event has become applicable to such Stockholder, any of its Rule 506(d) Related Parties or any director designated by such Stockholder, in each case except, if applicable, for a Disqualification Event as to which Rule 506(d)(2)(ii) or (iii) or (d)(3) is applicable. For purposes of this Agreement, “Rule 506(d) Related Party” shall mean, with respect to any Stockholder, any other person or entity that is covered by the “Bad Actor disqualification” provision of Rule 506(d) of the Securities Act as a result of such Stockholder’s ownership of securities of the Company.

7.6 Further Assurances. All Stockholders agree to execute any written consents required to perform the obligations of this Agreement, and the Company agrees at the request of any group entitled to designate directors to call a special meeting of stockholders for the purpose of electing directors.

7.7 Termination. The provisions of this Section 7 shall terminate and be of no further force and effect immediately upon the closing of (i) the IPO or (ii) a Deemed Liquidation Event.

8. Miscellaneous.

8.1 Irrevocable Proxy and Power of Attorney. To secure each party’s obligations to vote Shares in accordance with this Agreement, each Stockholder (other than with respect to a Fidelity Investor or T. Rowe Price Investor, or any one of their respective affiliates, or any transferee of the Company’s capital stock from a Fidelity Investor or a T. Rowe Price Investor who is an Advisory Investor (as defined below), or D1 or Lone Pine) appoints the President or the Chief Executive Officer of the Company, or either of them from time to time, or their designees, as its true and lawful proxy and attorney, with the power to act alone and with full power of substitution, to vote or act by written consent with respect to all Shares held by such Stockholder in accordance with the provisions set forth in Section 6 and 7 of this Agreement, and to execute all appropriate instruments consistent with such provisions of this Agreement on behalf of such party. The proxy and power granted pursuant to this Section are coupled with an interest and are given to secure the performance of such party’s duties under this Agreement. Each such proxy and power will be irrevocable for the term hereof. The proxy and power, so long as any party hereto is an individual, will survive the death, incompetency and disability of such party or any other individual holder of shares of the Company and, so long as any party hereto is an entity, will survive the merger, consolidation, conversion or reorganization of such party or any other entity holding any shares of the Company. Each party hereto (other than with respect to a Fidelity Investor or T. Rowe Price Investor, or any one of their respective affiliates, or any transferee of the Company’s capital stock from a

Fidelity Investor or a T. Rowe Price Investor who is an Advisory Investor (as defined below), or D1 or Lone Pine) hereby revokes any and all previous proxies or powers of attorney with respect to the Shares and shall not hereafter, unless and until this Agreement terminates or expires pursuant to its terms, purport to grant any other proxy or power of attorney with respect to any of the Shares, deposit any of the Shares into a voting trust or enter into any agreement (other than this Agreement), arrangement or understanding with any person, directly or indirectly, to vote, grant any proxy or give instructions with respect to the voting of any of the Shares, in each case, with respect to any of the matters set forth herein. For purposes of this Agreement, an “Advisory Investor” shall mean a mutual fund, pension fund, pooled investment vehicle or separate account advised by an investment advisor registered under the Investment Company Act of 1940, as amended.

8.2 Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given (a) upon actual delivery to the party to be notified, (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient; if not, then on the next business day; provided that the applicable electronic mail address or facsimile number has been provided to the Company and confirmed by the Investor as a valid electronic mail address or facsimile number, as applicable, that may be used for purposes of providing notice pursuant to this Section 8.2, it being understood that if no such electronic mail address or facsimile number is provided to the Company by such Investor, then notice may not be delivered by electronic mail or facsimile as applicable, or (c) one business day after deposit with a recognized overnight courier, addressed (i) if to a Stockholder, at the Stockholder’s address set forth on Exhibit A, Exhibit B or Exhibit C attached hereto, (ii) if to any other holder of any Registrable Securities, at such address as such holder shall have furnished the Company in writing upon 10 days’ notice or, until any such holder so furnishes an address to the Company, to and at the address of the last holder of such Registrable Securities who has so furnished an address to the Company or (iii) if to the Company, at the following address:

Sweetgreen, Inc.

3101 W. Exposition Blvd.

Los Angeles, CA 90018

Attention: Chief Financial Officer

Email: mitch.reback@sweetgreen.com;

andrew.glickman@sweetgreen.com

with a copy to:

Cooley LLP

1333 2nd Street, Suite 400

Santa Monica, California 90401-4100

Attn: Nick Hobson

Email: nhobson@cooley.com

Any party hereto may, by ten (10) days’ prior notice so given, change its address for future notices hereunder.

8.3 Successors and Assigns. Each Stockholder agrees that it may not assign any of its rights or obligations hereunder without the Company’s written consent; provided, that a Stockholder may assign its rights and obligations (other than rights and obligations granted specifically to such Stockholder and not to all holders of the same class or series of capital stock, such as the right to designate members of the Board of Directors) to (a) an individual or entity to which Registrable Securities are transferred by such Stockholder pursuant to Section 2.11 and (b) with respect to the right of first offer set forth in Section 3, as permitted by Section 3.1, and, in each case, such assignee shall be deemed an “Investor”, “Common Holder” or “Class S Holder,” as applicable, for purposes of this Agreement, provided further that such assignment shall be contingent upon the assignee providing a written instrument to the Company notifying the Company of such assignment and agreeing in writing to be bound by the terms of this Agreement. Except as otherwise provided herein, the provisions of this Agreement shall inure to the benefit of, and shall be binding upon, the successors and permitted assigns of the parties hereto. Notwithstanding anything set forth herein or in the Series F Preferred Stock Purchase Agreement dated June 30, 2015, the Series G Preferred Stock Purchase Agreement dated August 15, 2016, the Series H Preferred Stock Purchase Agreement dated November 9, 2018, the Series I Preferred Stock Purchase Agreement dated September 13, 2019 or the Series J Preferred Stock Purchase Agreement dated January 21, 2021, neither Durable, Revolution Growth, D1, Lone Pine, any Fidelity Investor nor any T. Rowe Price Investor shall require the written consent of the Company to assign its Equity Securities together with rights related thereto, provided that such assignment complies with the provisions of Section 2.10 (if applicable) and Section 2.11 hereof.

8.4 Amendments and Waivers. Subject to Sections 3.4, 8.14, 8.15 and 8.16 hereof, any provision of this Agreement may be amended and the observance thereof may be waived, either generally or in a particular instance and either retroactively or prospectively, only with the written consent of the Company, holders of a majority of the then outstanding shares of Common Stock held by the Founder Holders (voting as a separate class) and holders of a majority of the then outstanding shares of Common Stock and Preferred Stock then held by the Stockholders (voting together as a single-class on an as-converted basis); provided, that: (a) the written consent of Revolution Growth shall be required for any amendment or waiver of any provision of this Agreement (including Sections 5.3, 6.4, 7.2(a) or 7.2(b)) that modifies the rights, preferences, privileges or restrictions of Revolution Growth (provided, that (i) the addition of additional parties to this Agreement and (ii) any amendment or waiver that grants to other Stockholders rights, preferences, privileges or restrictions preferential to, or on a parity with or similar to Revolution Growth shall not constitute such a modification); (b) the written consent of the T. Rowe Price Investors shall be required for (x) any amendment or waiver of this proviso and Sections 1.1(c) (and Section 1.1 as it relates to Section 1.1(c)), 1.17(b) (and Section 1.17 as it relates to Section 1.17(b)), 1.28, 1.29, 2.10, 3.4(d) (and Section 3.4 as it relates to Section 3.4(d)), 3.5 and 8.4(b) (and Section 8.4 as it relates to Section 8.4(b)) and (y) any amendment or waiver of Sections 2.11, 2.13, 3.1, 4.1, 4.2, 4.5, 5.2, 5.3, 5.10, 6.4, 8.1, 8.3, and 8.4 that adversely affects T. Rowe Price or the T. Rowe Price Investors (regardless of whether other Stockholders are affected similarly) or any other provision of this Agreement that modifies any of the rights, preferences, privileges or restrictions of the T. Rowe Price Investors (provided, that (i) the addition of additional parties to this Agreement and (ii) any amendment or waiver that grants to other Stockholders rights, preferences, privileges or restrictions preferential to, or on a parity with or similar to, any T. Rowe Price Investor shall not constitute such a modification); (c) the written consent of the holders of a majority of the shares of the Company’s capital stock then held by the Fidelity Investors shall be required for (x) any amendment or waiver of this proviso and Sections 1.1(b) (and Section 1.1 as it relates to Section 1.1(b)), 1.9, 1.10, 1.17(a) (and Section 1.17 as it relates to Section 1.17(a)), 2.10, 3.4(c) (and Section 3.4 as it relates to Section 3.4(c)), 3.5, 8.4(c) (and Section 8.4 as it relates to Section 8.4(c)) and 8.19 and (y) any amendment or waiver of Sections 2.11, 2.13, 3.1, 4.1, 4.2, 4.5, 5.2, 5.3, 5.10, 6.4, 8.1, 8.3, and 8.4 that adversely affects Fidelity or the Fidelity Investors (regardless of whether other Stockholders are affected similarly) or any other provision of this Agreement that modifies any of the rights, preferences, privileges or restrictions of the Fidelity Investors (provided, that (i) the addition of additional parties to this Agreement and (ii) any amendment or waiver that grants to other Stockholders rights, preferences, privileges or restrictions preferential to, or on a parity with or similar to, any Fidelity Investor shall not constitute such a modification); (d) the written consent of D1 shall be required for (x) any amendment or waiver of this proviso and Sections 1.1(d) (and Section 1.1 as it relates to Section 1.1(d)), 1.5, Sections 1.17(c) (and Section 1.17 as it relates to Section 1.17(c)), 2.10, 3.4(e) (and Section 3.4 as it relates to Section 3.4(e)), 3.5 and 8.4(d) (and Section 8.4 as it relates to Section 8.4(d)), in each case, as it relates to D1, and (y) any amendment or waiver of Sections 2.13, 3.1, 4.1, 4.5, 5.2, 5.3, 5.10, 6.4, 8.1, 8.3, and 8.4 that adversely affects D1 (regardless of whether other Stockholders are affected similarly) or any other provision of this Agreement that modifies any of the rights, preferences, privileges or restrictions of D1 (provided, that (i) the addition of additional parties to this Agreement and (ii) any amendment or waiver that grants to other Stockholders rights, preferences, privileges or restrictions preferential to, or on a parity with or similar to, D1 shall not constitute such a modification); (e) the written consent of Lone Pine shall be required for (x) any amendment or waiver of this proviso and Sections 1.1(e) (and Section 1.1 as it relates to Section 1.1(e)), 1.16, Sections 1.17(d) (and Section 1.17 as it relates to Section 1.17(d)), 2.10, 3.4(f) (and Section 3.4 as it relates to Section 3.4(f)), 3.5 and 8.4(e) (and Section 8.4 as it relates to Section 8.4(e)), in each such case, as it relates to Lone Pine, and (y) any amendment or waiver of Sections 2.13, 3.1, 4.1, 4.5, 5.2, 5.3, 5.10, 6.4, 8.1, 8.3, and 8.4 that adversely affects Lone Pine (regardless of whether other Stockholders are affected similarly) or any other provision of this Agreement that modifies any of the rights, preferences, privileges or restrictions of Lone Pine (provided, that (i) the addition of additional parties to this Agreement and (ii) any amendment or waiver that grants to other Stockholders rights, preferences, privileges or restrictions preferential to, or on a parity with or similar to, Lone Pine shall not constitute such a modification); (f) the written consent of Durable shall be required for (x) any amendment or waiver of this proviso and Sections 1.6, Sections 1.17(e) (and Section 1.17 as it relates to Section 1.17(e)), 3.4(g) (and Section 3.4 as it relates to Section 3.4(g)), 3.5 and 8.4(f) (and Section 8.4 as it relates to Section 8.4(f)), in each case, as it relates to Durable, and (y) any amendment or waiver of Sections 2.10, 2.13, 4.1, 4.5, 5.2, 5.3, 5.10, 6.4, 8.3, and 8.4 that adversely affects Durable (regardless of whether other Stockholders are affected similarly) or any other provision of this Agreement that modifies any of the rights, preferences, privileges or restrictions of Durable (provided, that (i) the addition of additional parties to this Agreement and (ii) any amendment or waiver that grants to other Stockholders rights, preferences, privileges or restrictions preferential to, or on a parity with or similar to, Durable shall not constitute such a modification); (g) the written consent of the holders of a majority of the then outstanding shares of Series H Preferred Stock shall be required for any amendment or waiver of the penultimate proviso of the paragraph immediately following Section 6.4 as it relates to the holders of shares of Series H Preferred Stock (or any other section or proviso as it relates to such proviso); (h) the written consent of the holders of a majority of the then outstanding shares of Series I Preferred Stock shall be required for any amendment or waiver of the last proviso of the paragraph immediately following Section 6.4 as it relates to the holders of shares of Series I Preferred Stock (or any other section or proviso as it relates to such proviso); (i) the written consent of the holders of a majority of the then outstanding shares of Series J Preferred Stock shall be required for any amendment or waiver of the last proviso of the paragraph immediately following Section 6.4 as it relates to the holders of shares of Series J Preferred Stock (or any other section or proviso as it relates to such proviso); and (j) the written consent of the holders of a majority of the then outstanding shares of Class S Stock shall be required for any amendment or waiver of any provision of this Agreement that materially and adversely affects holders of Class S Stock in a manner that is disproportionate to the effect on holders of Common Stock. Any amendment or waiver effected in accordance with this Section 8.4 shall be binding upon each Stockholder, each permitted successor or assignee of such Stockholder and the Company.

8.5 Entire Agreement. This Agreement, together with all the exhibits hereto, constitutes and contains the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes any and all prior negotiations, correspondence, agreements, understandings, duties or obligations between the parties with respect to the subject matter hereof.

8.6 Governing Law. This Agreement shall be governed by and construed exclusively in accordance with the internal laws of the State of Delaware, without reference to principles of choice of law. THE PARTIES TO THIS AGREEMENT HEREBY WAIVE THEIR RIGHT TO A TRIAL BY JURY WITH RESPECT TO DISPUTES ARISING UNDER THIS AGREEMENT AND THE RELATED AGREEMENTS AND CONSENT TO A BENCH TRIAL WITH THE APPROPRIATE JUDGE ACTING AS THE FINDER OF FACT.

8.7 Severability. If any provision of this Agreement is held to be unenforceable under applicable law, then such provision shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

8.8 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party under this Agreement upon any breach or default of any other party under this Agreement shall impair any such right, power or remedy of the nonbreaching or nondefaulting party, nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default theretofore or thereafter occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default therefore or thereafter occurring. All remedies, either under this Agreement or by law or otherwise afforded to any Stockholder, shall be cumulative and not alternative.

8.9 Captions. The captions to sections of this Agreement have been inserted for identification and reference purposes only and shall not be used to construe or interpret this Agreement.

8.10 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

8.11 Costs and Attorneys’ Fees. In the event that any action, suit or other proceeding is instituted concerning or arising out of this Agreement or any transaction contemplated hereunder, the prevailing party shall recover all of such party’s costs and attorneys’ fees incurred in each such action, suit or other proceeding, including any and all appeals or petitions therefrom.

8.12 Adjustments for Recapitalization Events. Wherever in this Agreement there is a reference to a specific number of shares of capital stock of the Company or a specific dollar amount per share, then, upon the occurrence of any stock split, stock dividend, reverse stock split or similar recapitalization event affecting such shares, the specific number of shares or dollar amount so referenced in this Agreement shall automatically be proportionally adjusted to reflect the effect on the outstanding shares of such class or series of stock of such recapitalization event.

8.13 Aggregation of Stock. With regard to any Stockholder, all shares held or acquired by Affiliates shall be aggregated together for the purpose of determining the availability of any rights under this Agreement for such Stockholder.

8.14 Additional Investors. Subject to compliance with the provisions of this Agreement and the Restated Charter, if after the date hereof (i) the Company issues additional shares of Preferred Stock or (ii) a person acquires shares of Common Stock from a Stockholder and the Company determines that such transferee should be an “Investor” (in lieu of a “Common Holder”), any purchaser of such shares of Preferred Stock or Common Stock may become a party to this Agreement by executing and delivering a counterpart signature page to this Agreement, and thereafter shall be deemed an “Investor” and “Stockholder” for all purposes hereunder, without the need for any consent, approval or signature of any Stockholder.

8.15 Additional Class S Holders. Subject to compliance with the provisions of this Agreement and the Restated Charter, if after the date hereof a person acquires shares of Class S Stock from a Stockholder, any transferee of such shares of Class S Stock may become a party to this Agreement by executing and delivering a counterpart signature page to this Agreement, and thereafter shall be deemed a “Class S Holder” for all purposes hereunder, with the consent of the Company and without the need for any consent, approval or signature of any Stockholder.

8.16 Additional Common Holders. The parties hereto acknowledge and the Company agrees that in the event any holder of an option to purchase shares of Common Stock exercises such option or any person otherwise acquires any shares of Common Stock (other than an existing Stockholder party to this Agreement or as provided in Section 8.14), such that such person owns (or has the right to acquire, whether immediately or with the passage of time) one percent (1%) or more of the then outstanding shares of Common Stock on a fully-diluted basis, the Company shall use reasonable efforts to cause such person, as a condition precedent to the issuance of such shares of Common Stock, to deliver to the Company an agreement, in form satisfactory to the Company, pursuant to which such person (i) becomes a party to this Agreement and (ii) has the same rights and obligations as those of a “Common Holder” hereunder; provided, that any such issuance shall be subject to compliance with the other provisions of this Agreement and of the Restated Charter.

8.17 Amendment of Prior Agreement. The Prior Agreement is hereby amended and superseded in its entirety and restated herein. Such amendment and restatement is effective upon the execution of this Agreement by the Company and the other parties required for an amendment pursuant to Section 8.4 of the Prior Agreement. Upon such execution, all provisions of, rights granted and covenants made in the Prior Agreement are hereby waived, released and superseded in their entirety by the provisions hereof and shall have no further force or effect.

8.18 Specific Performance. In addition to any and all other remedies that may be available at law in the event of any breach of this Agreement, each Investor shall be entitled to specific performance of the agreements and obligations of the Company hereunder and to such other injunction or other equitable relief as may be granted by a court of competent jurisdiction.

8.19 Massachusetts Business Trust. A copy of the Agreement and Declaration of Trust of each Fidelity Investor or any affiliate thereof is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that this Agreement is executed on behalf of the trustees of such Fidelity Investor or any affiliate thereof as trustees and not individually and that the obligations of this Agreement are not binding on any of the trustees, officers or stockholders of such Fidelity Investor or any affiliate thereof individually but are binding only upon such Purchaser or any affiliate thereof and its assets and property.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Stockholders’ Agreement as of the date first set forth above.

COMPANY:

SWEETGREEN, INC.

By:	/s/ Jonathan Neman
Jonathan Neman
Chief Executive Officer

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Stockholders’ Agreement as of the date first set forth above.

COMMON HOLDERS:

By:	/s/ Nicolas Jammet
Nicolas Jammet

By:	/s/ Jonathan Neman
Jonathan Neman

By:	/s/ Nathaniel Ru
Nathaniel Ru

By:	Nicolas Jammet
Nicolas H. Jammet, as Trustee of the Jonathan Neman 2014 GRAT

By:	/s/ Jonathan Neman
Jonathan Neman, as Trustee of the Nathaniel Espinoza Ru 2014 GRAT

By:	/s/ Patrick Jammet
Patrick Jammet, as Trustee of the Nicolas H. Jammet 2014 GRAT

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Stockholders’ Agreement as of the date first set forth above.

COMMON HOLDERS:

By:	Nicolas Jammet
Nicolas H. Jammet, as Trustee of the
Nicolas Jammet Revocable Trust U/T/A dated October 7, 2016

By:	/s/ Jonathan Neman
Jonathan Neman, as Trustee of the Jonathan Neman Revocable Trust U/T/A dated October 7, 2016

By:	/s/ Nathaniel Ru
Nathaniel Ru, as Trustee of the Nathaniel Ru Revocable Trust U/T/A dated October 7, 2016

OMNIBUS INVESTOR SIGNATURE PAGE TO

SWEETGREEN, INC.

AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT

The undersigned, in its capacity as an Investor, hereby executes and delivers the Amended and Restated Stockholders’ Agreement (the “Agreement”) to which this signature page is attached and agrees to be bound by the Agreement on the date set forth on the first page of the Agreement. This counterpart signature page, together with all counterparts of the Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Agreement.

INVESTOR:

T. ROWE PRICE NEW HORIZONS FUND, INC.
T. ROWE PRICE NEW HORIZONS TRUST
T. ROWE PRICE U.S. EQUITIES TRUST
MASSMUTUAL SELECT FUNDS - MASSMUTUAL SELECT T. ROWE PRICE SMALL AND MID CAP BLEND FUND

Each account, severally and not jointly

By: T. Rowe Price Associates, Inc., Investment Adviser or Subadviser, as applicable

By:	/s/ Andrew Baek
Name: Andrew Baek
Title: Vice President, Senior Legal Counsel

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.
T. ROWE PRICE U.S. SMALL-CAP VALUE EQUITY TRUST
T. ROWE PRICE U.S. EQUITIES TRUST
MASSMUTUAL SELECT FUNDS - MASSMUTUAL
SELECT T. ROWE PRICE SMALL AND MID CAP BLEND FUND

Each account, severally and not jointly

By: T. Rowe Price Associates, Inc., Investment Adviser or Subadviser, as applicable

By:	/s/ Andrew Baek
Name: Andrew Baek
Title: Vice President, Senior Legal Counsel

OMNIBUS INVESTOR SIGNATURE PAGE TO

SWEETGREEN, INC.

AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT

The undersigned, in its capacity as an Investor, hereby executes and delivers the Amended and Restated Stockholders’ Agreement (the “Agreement”) to which this signature page is attached and agrees to be bound by the Agreement on the date set forth on the first page of the Agreement. This counterpart signature page, together with all counterparts of the Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Agreement.

INVESTOR:

DURABLE CAPITAL MASTER FUND LP

By: Durable Capital Partners LP, as investment manager

By:	/s/ Michael Blandino
Name: Michael Blandino
Title: Authorized Person

OMNIBUS INVESTOR SIGNATURE PAGE TO

SWEETGREEN, INC.

AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT

The undersigned, in its capacity as an Investor, hereby executes and delivers the Amended and Restated Stockholders’ Agreement (the “Agreement”) to which this signature page is attached and agrees to be bound by the Agreement on the date set forth on the first page of the Agreement. This counterpart signature page, together with all counterparts of the Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Agreement.

INVESTOR:

REVOLUTION GROWTH, II, LP

By: Revolution Growth GP II, LP Its: General Partner

By: Revolution Growth UGP II, LP Its: General Partner

By:	/s/ Steven J. Murray
Name: Steven J. Murray
Title: Operating Manager

OMNIBUS INVESTOR SIGNATURE PAGE TO

SWEETGREEN, INC.

AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT

The undersigned, in its capacity as an Investor, hereby executes and delivers the Amended and Restated Stockholders’ Agreement (the “Agreement”) to which this signature page is attached and agrees to be bound by the Agreement on the date set forth on the first page of the Agreement. This counterpart signature page, together with all counterparts of the Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Agreement.

INVESTOR:

TAVERN GREEN HOLDINGS, LLC

By:	/s/ Steven J. Murray
Name: Steven J. Murray
Title: President

OMNIBUS INVESTOR SIGNATURE PAGE TO

SWEETGREEN, INC.

AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT

The undersigned, in its capacity as an Investor, hereby executes and delivers the Amended and Restated Stockholders’ Agreement (the “Agreement”) to which this signature page is attached and agrees to be bound by the Agreement on the date set forth on the first page of the Agreement. This counterpart signature page, together with all counterparts of the Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Agreement.

INVESTOR:

GEORGETOWN SG HOLDINGS, LLC

By:	/s/ Steven J. Murray
Name: Steven J. Murray
Title: President

OMNIBUS INVESTOR SIGNATURE PAGE TO

SWEETGREEN, INC.

AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT

The undersigned, in its capacity as an Investor, hereby executes and delivers the Amended and Restated Stockholders’ Agreement (the “Agreement”) to which this signature page is attached and agrees to be bound by the Agreement on the date set forth on the first page of the Agreement. This counterpart signature page, together with all counterparts of the Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Agreement.

INVESTOR:

VARIABLE INSURANCE PRODUCTS FUND III:
GROWTH OPPORTUNITIES PORTFOLIO

By:	/s/ Elizabeth Thornton
Name: Elizabeth Thornton
Title: Corporate Governance Analyst

FIDELITY ADVISOR SERIES I: FIDELITY
ADVISOR GROWTH OPPORTUNITIES FUND

By:	/s/ Elizabeth Thornton
Name: Elizabeth Thornton
Title: Corporate Governance Analyst

FIDELITY ADVISOR SERIES I: FIDELITY
ADVISOR SERIES GROWTH OPPORTUNITIES FUND

By:	/s/ Elizabeth Thornton
Name: Elizabeth Thornton
Title: Corporate Governance Analyst

FIDELITY MT. VERNON STREET TRUST:
FIDELITY SERIES GROWTH COMPANY FUND

By:	/s/ Elizabeth Thornton
Name: Elizabeth Thornton
Title: Corporate Governance Analyst

OMNIBUS INVESTOR SIGNATURE PAGE TO

SWEETGREEN, INC.

AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT

The undersigned, in its capacity as an Investor, hereby executes and delivers the Amended and Restated Stockholders’ Agreement (the “Agreement”) to which this signature page is attached and agrees to be bound by the Agreement on the date set forth on the first page of the Agreement. This counterpart signature page, together with all counterparts of the Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Agreement.

INVESTOR:

FIDELITY MT. VERNON STREET TRUST:
FIDELITY GROWTH COMPANY FUND

By:	/s/ Elizabeth Thornton
Name: Elizabeth Thornton
Title: Corporate Governance Analyst

FIDELITY GROWTH COMPANY COMMINGLED POOL
BY: FIDELITY MANAGEMENT TRUST COMPANY, AS TRUSTEE

By:	/s/ Elizabeth Thornton
Name: Elizabeth Thornton
Title: Corporate Governance Analyst

FIDELITY MT. VERNON STREET TRUST:
FIDELITY GROWTH COMPANY K6 FUND

By:	/s/ Elizabeth Thornton
Name: Elizabeth Thornton
Title: Corporate Governance Analyst

FIDELITY CONTRAFUND: FIDELITY ADVISOR
NEW INSIGHTS FUND

By:	/s/ Elizabeth Thornton
Name: Elizabeth Thornton
Title: Corporate Governance Analyst

OMNIBUS INVESTOR SIGNATURE PAGE TO

SWEETGREEN, INC.

AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT

The undersigned, in its capacity as an Investor, hereby executes and delivers the Amended and Restated Stockholders’ Agreement (the “Agreement”) to which this signature page is attached and agrees to be bound by the Agreement on the date set forth on the first page of the Agreement. This counterpart signature page, together with all counterparts of the Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Agreement.

INVESTOR:

FIDELITY U.S. ALL CAP FUND BY ITS MANAGER FIDELITY INVESTMENTS
CANADA ULC

By:	/s/ Elizabeth Thornton
Name: Elizabeth Thornton
Title: Corporate Governance Analyst

FIDELITY CONCORD STREET TRUST: FIDELITY MID-CAP STOCK FUND

By:	/s/ Elizabeth Thornton
Name: Elizabeth Thornton
Title: Corporate Governance Analyst

OMNIBUS INVESTOR SIGNATURE PAGE TO

SWEETGREEN, INC.

AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT

The undersigned, in its capacity as an Investor, hereby executes and delivers the Amended and Restated Stockholders’ Agreement (the “Agreement”) to which this signature page is attached and agrees to be bound by the Agreement on the date set forth on the first page of the Agreement. This counterpart signature page, together with all counterparts of the Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Agreement.

INVESTOR:

FIDELITY MID-CAP STOCK COMMINGLED POOL
BY: FIDELITY MANAGEMENT TRUST COMPANY,
AS TRUSTEE

By:	/s/ Elizabeth Thornton
Name: Elizabeth Thornton
Title: Corporate Governance Analyst

FIDELITY MT. VERNON STREET TRUST:
FIDELITY NEW MILLENNIUM FUND

By:	/s/ Elizabeth Thornton
Name: Elizabeth Thornton
Title: Corporate Governance Analyst

FIDELITY SECURITIES FUND:
FIDELITY BLUE CHIP GROWTH FUND

By:	/s/ Elizabeth Thornton
Name: Elizabeth Thornton
Title: Corporate Governance Analyst

OMNIBUS INVESTOR SIGNATURE PAGE TO

SWEETGREEN, INC.

AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT

The undersigned, in its capacity as an Investor, hereby executes and delivers the Amended and Restated Stockholders’ Agreement (the “Agreement”) to which this signature page is attached and agrees to be bound by the Agreement on the date set forth on the first page of the Agreement. This counterpart signature page, together with all counterparts of the Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Agreement.

INVESTOR:

FIDELITY BLUE CHIP GROWTH COMMINGLED POOL
BY: FIDELITY MANAGEMENT TRUST COMPANY,
AS TRUSTEE

By:	/s/ Elizabeth Thornton
Name: Elizabeth Thornton
Title: Corporate Governance Analyst

FIDELITY SECURITIES FUND:
FIDELITY FLEX LARGE CAP GROWTH FUND

By:	/s/ Elizabeth Thornton
Name: Elizabeth Thornton
Title: Corporate Governance Analyst

FIDELITY SECURITIES FUND:
FIDELITY BLUE CHIP GROWTH K6 FUND

By:	/s/ Elizabeth Thornton
Name: Elizabeth Thornton
Title: Corporate Governance Analyst

FIDELITY BLUE CHIP GROWTH INSTITUTIONAL TRUST
BY ITS MANAGER FIDELITY INVESTMENTS
CANADA ULC

By:	/s/ Elizabeth Thornton
Name: Elizabeth Thornton
Title: Corporate Governance Analyst

OMNIBUS INVESTOR SIGNATURE PAGE TO

SWEETGREEN, INC.

AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT

The undersigned, in its capacity as an Investor, hereby executes and delivers the Amended and Restated Stockholders’ Agreement (the “Agreement”) to which this signature page is attached and agrees to be bound by the Agreement on the date set forth on the first page of the Agreement. This counterpart signature page, together with all counterparts of the Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Agreement.

INVESTOR:

FIAM TARGET DATE BLUE CHIP GROWTH COMMINGLED POOL
BY: FIDELITY INSTITUTIONAL ASSET
MANAGEMENT
TRUST COMPANY, AS TRUSTEE

By:	/s/ Elizabeth Thornton
Name: Elizabeth Thornton
Title: Corporate Governance Analyst

FIDELITY SECURITIES FUND: FIDELITY SERIES
BLUE CHIP GROWTH FUND

By:	/s/ Elizabeth Thornton
Name: Elizabeth Thornton
Title: Corporate Governance Analyst

OMNIBUS INVESTOR SIGNATURE PAGE TO

SWEETGREEN, INC.

AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT

The undersigned, in its capacity as an Investor, hereby executes and delivers the Amended and Restated Stockholders’ Agreement (the “Agreement”) to which this signature page is attached and agrees to be bound by the Agreement on the date set forth on the first page of the Agreement. This counterpart signature page, together with all counterparts of the Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Agreement.

INVESTOR:

FIDELITY U.S. GROWTH OPPORTUNITIES
INVESTMENT TRUST
BY ITS MANAGER FIDELITY INVESTMENTS
CANADA ULC

By:	/s/ Elizabeth Thornton
Name: Elizabeth Thornton
Title: Corporate Governance Analyst

FIDELITY NORTHSTAR FUND
BY ITS MANAGER FIDELITY INVESTMENTS
CANADA ULC

By:	/s/ Elizabeth Thornton
Name: Elizabeth Thornton
Title: Corporate Governance Analyst

OMNIBUS INVESTOR SIGNATURE PAGE TO

SWEETGREEN, INC.

AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT

The undersigned, in its capacity as an Investor, hereby executes and delivers the Amended and Restated Stockholders’ Agreement (the “Agreement”) to which this signature page is attached and agrees to be bound by the Agreement on the date set forth on the first page of the Agreement. This counterpart signature page, together with all counterparts of the Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Agreement.

INVESTOR:

ANCHORAGE ILLIQUID OPPORTUNITIES
OFFSHORE MASTER V, L.P.

By: Anchorage Capital Group, L.L.C., its investment manager

By:	/s/ Sean Gallahue
Name: Sean Gallahue
Title: Authorized Signatory

ANCHORAGE ILLIQUID OPPORTUNITIES
MASTER VI (A), L.P.

By: Anchorage Capital Group, L.L.C., its investment manager

By:	/s/ Sean Gallahue
Name: Sean Gallahue
Title: Authorized Signatory

OMNIBUS INVESTOR SIGNATURE PAGE TO

SWEETGREEN, INC.

AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT

The undersigned, in its capacity as an Investor, hereby executes and delivers the Amended and Restated Stockholders’ Agreement (the “Agreement”) to which this signature page is attached and agrees to be bound by the Agreement on the date set forth on the first page of the Agreement. This counterpart signature page, together with all counterparts of the Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Agreement.

INVESTOR:

LONE SPRUCE, L.P.

By:	Lone Pine Capital LLC, its investment adviser

By:	/s/ Kerry A. Tyler
Name: Kerry A. Tyler
Title: Authorized Signatory

LONE CYPRESS, LTD.

By:	Lone Pine Capital LLC, its investment adviser

By:	/s/ Kerry A. Tyler
Name: Kerry A. Tyler
Title: Chief Operating Officer

LONE SIERRA, L.P.

By:	Lone Pine Capital LLC, its investment adviser

By:	/s/ Kerry A. Tyler
Name: Kerry A. Tyler
Title: Chief Operating Officer

OMNIBUS INVESTOR SIGNATURE PAGE TO

SWEETGREEN, INC.

AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT

The undersigned, in its capacity as an Investor, hereby executes and delivers the Amended and Restated Stockholders’ Agreement (the “Agreement”) to which this signature page is attached and agrees to be bound by the Agreement on the date set forth on the first page of the Agreement. This counterpart signature page, together with all counterparts of the Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Agreement.

INVESTOR:

LONE CASCADE, L.P.

By:	Lone Pine Capital LLC, its investment adviser

By:	/s/ Kerry A. Tyler
Name: Kerry A. Tyler
Title: Authorized Signatory

LONE MONTEREY MASTER FUND, LTD.

By:	Lone Pine Capital LLC, its investment adviser

By:	/s/ Kerry A. Tyler
Name: Kerry A. Tyler
Title: Chief Operating Officer

OMNIBUS INVESTOR SIGNATURE PAGE TO

SWEETGREEN, INC.

AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT

The undersigned, in its capacity as an Investor, hereby executes and delivers the Amended and Restated Stockholders’ Agreement (the “Agreement”) to which this signature page is attached and agrees to be bound by the Agreement on the date set forth on the first page of the Agreement. This counterpart signature page, together with all counterparts of the Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Agreement.

INVESTOR:

D1 MASTER HOLDCO I LLC

By:	/s/ Dan Sundheim
Name:	Dan Sundheim
Title:	Authorized Signatory

OMNIBUS INVESTOR SIGNATURE PAGE TO

SWEETGREEN, INC.

AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT

The undersigned, in its capacity as an Investor, hereby executes and delivers the Amended and Restated Stockholders’ Agreement (the “Agreement”) to which this signature page is attached and agrees to be bound by the Agreement on the date set forth on the first page of the Agreement. This counterpart signature page, together with all counterparts of the Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Agreement.

INVESTOR:

RADCLIFF SG I LLC

By:	/s/ Eli Goldstein
Name:	Eli Goldstein
Title:	Manager

EXHIBIT A

INVESTORS

[Omitted]

EXHIBIT B

COMMON HOLDERS

[Omitted]

EXHIBIT C

CLASS S HOLDERS

[Omitted]